UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

(as depositor under an Indenture, dated as of April 22, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-2)

New Century Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

Delaware	333-119243	41-2152421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
18400 Von Karman, Suite 1000 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Notes and the Mortgage Pool

As of the date hereof, New Century Mortgage Securities LLC (the “Registrant”) has caused to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 14, 2004, in connection with the Registrant's issuance of a series of notes, entitled New Century Home Equity Loan Trust 2005-2, Asset Backed Notes, Series 2005-2 (the “Notes”), to be issued pursuant to an indenture, dated as April 22, 2005, among New Century Home Equity Loan Trust 2005-2 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2005-2 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the “Trust Estate”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Lehman Brothers Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 8) that have been provided by Lehman Brothers Inc. to certain prospective purchasers of New Century Home Equity Loan Trust 2005-2, Asset Backed Notes, Series 2005-2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 19, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Sequentially Numbered Page
99.5

Computational Materials (as defined in Item 5) that have been provided by Lehman Brothers Inc. to certain prospective purchasers of New Century Home Equity Loan Trust 2005-2, Asset Backed Notes, Series 2005-2.

EXHIBIT 99.2

[FILED BY PAPER]